UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 12, 2023

Bellerophon Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36845	47-3116175
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Independence Boulevard, Suite 402 Warren, New Jersey	07059
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 574-4770

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BLPH	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on July 19, 2023, the Nasdaq Listing Qualifications staff (“Staff”) notified Bellerophon Therapeutics, Inc. (the “Company”) that, pursuant to Listing Rule 5101, it had determined to delist the Company’s shares of common stock as the Staff believed that the Company was a "public shell," and that the continued listing of its securities was no longer warranted. Additionally, the Staff informed the Company that it no longer complied with the minimum bid price requirement under Listing Rule 5550(a)(2), which served as an additional and separate basis for delisting. On July 26, 2023, the Company requested a hearing before the Panel, which was held on September 21, 2023. On October 2, 2023, the Panel provided an extension for continued listing on the Nasdaq Capital Market subject to certain conditions. On October 12, 2023, the Company notified the Panel that it will not be able to meet the conditions of the Panel’s decision. Accordingly, on October 12, 2023, the Staff notified the Company that it determined to delist the Company’s shares of common stock from the Nasdaq Capital Market and that trading in the Company’s shares will be suspended at the open of trading on Monday October 16, 2023.

Item 8.01 Other Events.

On October 12, 2023, after completing a review of the strategic options available to the Company, the Company’s board of directors approved the plan of liquidation and dissolution of the Company (the “Plan of Dissolution”), subject to the approval of the Company’s stockholders. The Company intends to call a special meeting of stockholders (the “Special Meeting”) to seek approval of the Plan of Dissolution and will file proxy materials relating to the Special Meeting with the Securities and Exchange Commission as soon as practicable.

A copy of the Plan of Dissolution is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Information Regarding Trading in the Company’s Securities

The Company cautions that trading in the Company’s securities is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual value realized, if any, by holders of the Company’s securities. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Additional Information and Where to Find It

Bellerophon will file with the Securities and Exchange Commission (“SEC”) a proxy statement in connection with the planned dissolution. The definitive proxy statement will be sent to the Company's stockholders and will contain important information about the planned dissolution. INVESTORS AND STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE. Investors and stockholders may obtain a free copy of the proxy statement (when it is available) and other documents filed with the SEC at the SEC's website at www.sec.gov.

Certain Information Concerning Participants

Bellerophon and its directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the planned dissolution. Information about the persons who may be considered to be participants in the solicitation of the Company's stockholders in connection with its planned dissolution, and any interest they have in the planned dissolution, will be set forth in the definitive proxy statement when it is filed with the SEC. Further information about Bellerophon' directors and executive officers is set forth in its proxy statement for its 2023 Annual Meeting of Stockholders and its most recent annual report on Form 10-K, respectively filed with the SEC on April 28, 2023 and March 31, 2023. These documents may be obtained for free at the SEC's website at www.sec.gov.

Forward Looking Statements

Certain statements in this report constitute “forward-looking statements” of the Company within the meaning of applicable laws and regulations and constitute “forward-looking information” within the meaning of applicable securities laws. Any statements contained herein which do not describe historical facts, including statements regarding the Company’s Plan of Liquidation and the related Special Meeting are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, the possibility that the Company’s stockholders will not realize any value in the Company’s shares or that the Plan of Liquidation will not be able to be completed in a timely manner, or at all, as well as those risks identified in the Company’s filings with the Commission, including under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year-ended December 31, 2023, and subsequent filings, with the Commission, including the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, available on the Commission’s website at www.sec.gov. Any such risks and uncertainties could materially and adversely affect the Company’s results of operations and cash flows and the amount of time the Company can meet its operational and capital needs. The Company cautions investors not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. Except as required by law, the Company undertakes no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Plan of Liquidation and Dissolution of Bellerophon Therapeutics, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELLEROPHON THERAPEUTICS, INC.

Date: October 13, 2023	By:	/s/ Peter Fernandes
Name: Peter Fernandes
Title: Chief Executive Officer